Exhibit 31.2

Certification Pursuant to pursuant to Rule 13a-14(a) or Rule 15d-14(a)

of the Securities Exchange Act of 1934, as amended

I, Susan Santage Chief Financial Officer of Framewaves, Inc. (the "Company"), certify that:

1. I have reviewed this annual report on Form 10-KSB of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. As the registrant's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the  registrant's internal control over financial reporting.

5. As the registrant's certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely

Exhibit 31.2 (continued)

Certification Pursuant to pursuant to Rule 13a-14(a) or Rule 15d-14(a)

of the Securities Exchange Act of 1934, as amended

affect the registrant's ability to record, process, summarize and report financial information; and

b)

any fraud, whether or not material, that involves management or other employees       who have a significant role in the registrant's internal control over financial reporting.

/s/ Susan Santage

Susan Santage

Chief Financial Officer

Date: March 21, 2007

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